                           June 14, 2002

                           Berger Funds
                           Prospectus


                           [BERGER FUNDS LOGO]

                           BERGER GROWTH FUND

                           BERGER LARGE CAP GROWTH FUND

                           BERGER MID CAP GROWTH FUND

                           BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES

                           BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES

                           BERGER LARGE CAP VALUE FUND - INVESTOR SHARES

                           BERGER MID CAP VALUE FUND - INVESTOR SHARES

                           BERGER SMALL CAP VALUE FUND II - INVESTOR SHARES

                           BERGER BALANCED FUND


                               In order to receive
                            documents electronically,
                            please turn the page for
                                    details.


The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus, or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

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BERGER FUNDS, BERGER SMALL COMPANY GROWTH FUND, BERGER BALANCED FUND, BERGER MID
CAP GROWTH FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER GROWTH FUND and BERGER MID CAP VALUE FUND are registered servicemarks of Berger Financial Group LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial
Group LLC; BERGER SMALL CAP VALUE FUND II, BERGER LARGE CAP GROWTH FUND and BERGER LARGE CAP VALUE FUND are servicemarks of Berger Financial Group LLC;
other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

                                                                               3
Table of Contents

BERGER FUNDS(R) are a family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. Each of the following sections introduces a Fund, its goal(s), principal investment strategies and principal risks. They also contain expense and performance information.


Berger Growth Fund(R)......................................................................................  4

Berger Large Cap Growth Fund(SM)...........................................................................  6

Berger Mid Cap Growth Fund(R) .............................................................................  8

Berger Small Company Growth Fund(R) - Investor Shares...................................................... 10

Berger Information Technology Fund(R) - Investor Shares.................................................... 12

Berger Large Cap Value Fund(SM) - Investor Shares.......................................................... 14

Berger Mid Cap Value Fund(R) - Investor Shares............................................................. 16

Berger Small Cap Value Fund II(SM) - Investor Shares....................................................... 18

Berger Balanced Fund(R).................................................................................... 20

Investment Techniques, Securities and Associated Risks .................................................... 22

Risk and Investment Table.................................................................................. 23

Risk and Investment Glossary............................................................................... 24

How to Contact Us...........................................................................................26

To Open an Account or Purchase Shares.......................................................................27

Exchanging Shares.......................................................................................... 28

Selling (Redeeming) Shares..................................................................................29

Signature Guarantee/Special Documentation.................................................................. 29

Information About Your Account..............................................................................30

Excessive Trading.......................................................................................... 30

Online and Telephone Considerations........................................................................ 30

Your Share Price........................................................................................... 30

Privacy Notice............................................................................................. 31

Distributions and Taxes.................................................................................... 32

Tax-Sheltered Retirement Plans............................................................................. 33

Organization of the Berger Funds Family.................................................................... 34

Investment Managers........................................................................................ 34

12b-1 Arrangements......................................................................................... 36

Special Fund Structures.................................................................................... 36

Financial Highlights for the Berger Funds Family........................................................... 37

Berger Growth Fund......................................................................................... 37

Berger Large Cap Growth Fund............................................................................... 38

Berger Mid Cap Growth Fund................................................................................. 38

Berger Small Company Growth Fund - Investor Shares......................................................... 39

Berger Information Technology Fund - Investor Shares....................................................... 39

Berger Mid Cap Value Fund - Investor Shares................................................................ 41

Berger Balanced Fund....................................................................................... 42


                                Berger Funds o June 14, 2002 Combined Prospectus

4

Berger                            Ticker Symbol                            BEONX
Growth Fund                       Fund Number                                 43


The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for growth.

The Fund's stock selection by the Fund's investment manager focuses on companies that have demonstrated an ability to generate above-average growth in revenue and earnings regardless of the company's size.

The Fund's investment manager generally looks for companies with:

o  Strong revenue and earnings growth

o  Large market potential for their products and services

o Proven, capable management teams with clearly-defined strategies for future growth.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

Although the Fund is expected to invest in stocks of companies of all sizes, including large companies, the Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Small and mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflects Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]

1992                                           8.53%

1193                                          21.20%

1994                                          -6.66%

1995                                          21.34%

1996                                          13.73%

1997                                          13.57%

1998                                          16.23%

1999                                          52.28%

2000                                         -18.89%

2001                                         -32.47%

BEST QUARTER:  12/31/99                       42.88%

WORST QUARTER:  12/31/00                     -27.99%

Calendar year-to-date through 3/31/02:        -6.97%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 3000 Growth Index, the Fund's new benchmark index, and the Standard & Poor's 500 Index (S&P 500), the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 3000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                       1 Year     5 Years   10 Years
                       ------     -------   --------
The Fund              -32.47%       1.94%      6.43%

Russell 3000 Growth   -19.63%       7.72%     10.41%

S&P 500               -11.88%      10.70%     12.94%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                 %
---------------------------------                              ----
Management fee                                                  .71

Distribution (12b-1) fee                                        .25

Other expenses                                                  .30
                                                               ----
Total Annual Fund Operating Expenses                           1.26
                                                               ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                      $
-----                                 ------
One                                      128

Three                                    400

Five                                     692

Ten                                    1,523

                                Berger Funds o June 14, 2002 Combined Prospectus

6

Berger Large Cap                 Ticker Symbol                             BEOOX
Growth Fund                      Fund Number                                  44

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the securities of large, well-established companies that have potential for growth.

The Fund's security selection focuses on the common stocks of larger companies that have demonstrated a history of growth in revenues and earnings.

The Fund's investment manager generally looks for companies with:

o  Opportunities for above-average revenue and earnings growth

o  Strong market positions for their products and services

o Strong, seasoned management teams with well-established and clearly defined strategies.

Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's). The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. In addition, if the Fund does engage in active trading, this will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1992                                           4.82%

1193                                          23.57%

1994                                          -9.07%

1995                                          23.92%

1996                                          15.61%

1997                                          22.70%

1998                                          22.49%

1999                                          61.32%

2000                                         -11.26%

2001                                         -26.38%

BEST QUARTER:  12/31/99                       40.64%

WORST QUARTER:  9/30/01                      -21.72%

Calendar year-to-date through 3/31/02:        -4.65%

(1) Effective January 29, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 1000 Growth Index, the Fund's new benchmark index, and the Standard & Poor's 500 Index (S&P 500), the Fund's previous benchmark index. The Fund


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)

                       1 Year     5 Years    10 Years
                       ------     -------    --------
The Fund               -26.38%      9.64%     10.33%

Russell 1000 Growth    -20.42%      8.27%     10.79%

S&P 500                -11.88%     10.70%     12.94%

(1) Effective January 29, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                       %
---------------------------------                   -----
Management fee                                        .75

Distribution (12b-1) fee                              .25

Other expenses                                        .25
                                                     ----
Total Annual Fund Operating Expenses                 1.25
                                                     ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                 $
-----                            ------
One                                 127

Three                               397

Five                                686

Ten                               1,511


                               Berger Funds o June 14, 2002 Combined Prospectus

8

Berger Mid Cap                   Ticker Symbol                             BEMGX
Growth Fund                      Fund Number                                 215

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies with the potential for strong revenue and earnings growth.

The Fund's stock selection focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets.

The Fund's investment manager generally looks for companies with:

o Strong revenue and earnings growth fundamentals and leading market share in their industry or business sector

o  Strong management teams with established organizational structures

o  Strong balance sheets and the ability to efficiently finance their growth.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1998                                          54.38%

1999                                         151.46%

2000                                         -25.15%

2001                                         -39.03%

BEST QUARTER:  12/31/99                       75.17%

WORST QUARTER:  9/30/01                      -41.46%

Calendar year-to-date through 3/31/02:       -12.18%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell Midcap Growth Index, the Fund's new benchmark index, and the Standard & Poor's MidCap 400 Index, the Fund's previous benchmark index. The Fund


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell Midcap Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growthvalues. The stocks in this index are also members of the Russell 1000 Growth Index. The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                           Life of the Fund
                               1 Year    (December 31, 1997)
                               ------    -------------------
The Fund                       -39.03%          15.37%

Russell Midcap Growth          -20.15%           5.87%

S&P MidCap 400                  -0.61%          12.37%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                         %
---------------------------------                     -----
Management fee                                          .75

Distribution (12b-1) fee                                .25

Other expenses                                          .50
                                                       ----
Total Annual Fund Operating Expenses                   1.50
                                                       ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                    $
-----                               ------
One                                    153

Three                                  474

Five                                   818

Ten                                  1,791


                               Berger Funds o June 14, 2002 Combined Prospectus

10

Berger Small Company
Growth Fund -                    Ticker Symbol                             BESCX
Investor Shares                  Fund Number                                 345

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

o An innovative technology, product or service that may enable the company to be a market share leader

o  Strong entrepreneurial management with clearly defined strategies for growth

o  Relatively strong balance sheets.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]

1994                                          13.73%

1995                                          33.80%

1996                                          16.77%

1997                                          16.16%

1998                                           3.17%

1999                                         104.39%

2000                                          -8.27%

2001                                         -33.82%

BEST QUARTER:  12/31/99                       58.97%

WORST QUARTER:  9/30/01                      -38.81%

Calendar year-to-date through 3/31/02:        -8.83%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 2000 Growth Index, the Fund's new benchmark index, and the Russell 2000 Index, the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Fund. The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is a generally recognized indicator used to measure overall small company growth-stock performance. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                           Life of the Fund
                       1 Year   5 Years   (December 30, 1993)
                       ------   -------   -------------------
The Fund              -33.82%     8.26%          12.90%

Russell 2000 Growth    -9.23%     2.87%          -1.03%

Russell 2000            2.49%     7.52%           9.78%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                  %
---------------------------------              -----
Management fee                                   .82

Distribution (12b-1) fee                         .25

Other expenses                                   .25
                                                ----
Total Annual Fund Operating Expenses            1.32
                                                ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                          $
-----                                     ------
One                                          134

Three                                        418

Five                                         723

Ten                                        1,590


                                Berger Funds o June 14, 2002 Combined Prospectus

12

Berger Information
Technology Fund -                Ticker Symbol                             BINVX
Investor Shares                  Fund Number                                 912

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products.

The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.

The Fund's investment manager generally looks for companies:

o  That dominate their industries or a particular market segment

o That have or are developing products or services that represent significant technological advancements or improvements

o That have strong fundamentals, strong management and strong product positioning.

The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. In certain unusual circumstances, the Fund may be unable to remain invested in securities of companies at the stated level. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector, which may pose greater market and liquidity risk.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1998                                          62.72%

1999                                         161.40%

2000                                         -28.06%

2001                                         -39.16%

BEST QUARTER:  12/31/99                       97.35%

WORST QUARTER:  3/31/01                      -41.65%

Calendar year-to-date through 3/31/02:        -5.66%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Nasdaq-100 Index, the Fund's new bench-

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

mark index, and the Wilshire 5000 Index, the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Nasdaq-100 Index is an unmanaged index, with dividends reinvested, which reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Wilshire 5000 Index is an unmanaged index, with dividends reinvested, which measures the performance of all U.S. headquartered equity securities with readily available price data. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                            Life of the Fund
                                1 Year       (April 8, 1997)
                                ------      ----------------
The Fund                       -39.16%            21.19%

Nasdaq-100                     -32.62%            -1.37%

Wilshire 5000                  -10.97%             9.80%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

SHAREHOLDER TRANSACTION EXPENSES                     %
--------------------------------                  ----
Redemption Fee (as a percentage of amount
redeemed or exchanged if shares are held
less than 6 months)                               1.00
Exchange Fee*                                     None

*The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                    %
---------------------------------               ------
Management fee                                     .85

Distribution (12b-1) fee                           .25

Other expenses                                     .65
                                                  ----
Total Annual Fund Operating Expenses              1.75
                                                  ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                      $
-----                                 ------
One                                      178

Three                                    551

Five                                     949

Ten                                    2,062


                                Berger Funds o June 14, 2002 Combined Prospectus

14

Berger Large Cap Value           Ticker Symbol                             BLCVX
Fund - Investor Shares           Fund Number                                 217

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund invests primarily in the common stocks of large companies whose stock prices are believed to be undervalued.

The Fund's investment manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund.

The Fund's investment manager generally looks for companies:

o  That have strong fundamentals and strong management

o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value

o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of companies whose market capitalization, at the time of initial purchase, is $9 billion or more. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectation for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations, which could present greater market and information risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The Fund has no performance history since it did not commence operations until September 28, 2001.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                            %
---------------------------------                       ------
Management fee                                            0.75

Distribution (12b-1) fee                                  0.25

Other expenses(1)                                         0.48
                                                         -----
Total Annual Fund Operating Expenses                      1.48
                                                         =====
Expense Reimbursement(2)                                 (0.26)
                                                         =====
Net Expenses                                              1.22
                                                         =====


(1) "Other expenses" are based on estimated expenses for the Investor Shares class and include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

(2) Pursuant to a written agreement, the Fund's investment adviser reimburses the Fund's Investor Shares class to the extent transfer agency, shareholder reporting and registration expenses exceed .15% of the Investor Shares' average daily net assets during the fiscal year. The agreement may not be terminated until September 30, 2002.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o Fund operating expenses remain the same for each period (except that the example reflects the expense reimbursement by Berger Financial Group LLC for the one-year period and the first year of the three-year period)

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                  $
-----                               ----
One                                  124

Three                                442


                                Berger Funds o June 14, 2002 Combined Prospectus

16

Berger Mid Cap
Value Fund -                     Ticker Symbol                             BEMVX
Investor Shares                  Fund Number                                 216

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued.

The Fund's investment selection focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o  Products and services that give them a competitive advantage

o  Quality balance sheets and strong management.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations which could present increased market and information risks. The Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show how the Fund's performance has varied by illustrating the difference for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]

1999                                          21.56%

2000                                          27.34%

2001                                          20.52%

BEST QUARTER:  12/31/01                       21.28%

WORST QUARTER:  9/30/01                      -14.83%

Calendar year-to-date through 3/31/02:         5.54%

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell Midcap Value Index, the Fund's new benchmark index, and the Standard & Poor's MidCap 400 Index, the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                             Life of the Fund
                               1 Year        (August 12, 1998)
                               ------        -----------------
The Fund                       20.52%             25.06%

Russell Midcap Value            2.33%              7.80%

S&P MidCap 400                 -0.61%             13.33%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                            %
---------------------------------                        -----
Management fee                                             .75

Distribution (12b-1) fee                                   .25

Other expenses                                             .22
                                                          ----
Total Annual Fund Operating Expenses                      1.22
                                                          ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                  $
-----                               ----
One                                  124

Three                                387

Five                                 670

Ten                                1,477

                                Berger Funds o June 14, 2002 Combined Prospectus

18

Berger Small Cap
Value Fund II -                  Ticker Symbol                             BVSCX
Investor Shares                  Fund Number                                 918

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued.

The Fund's investment manager uses fundamental analysis and proprietary valuation models to select stocks for the Fund.

The Fund's investment manager generally looks for companies:

o  That have strong fundamentals and competent management

o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value

o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. To a certain degree, the Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations, which could present increased market and information risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The Fund has no performance history since it did not commence operations until March 28, 2002.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemptions or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                             %
---------------------------------                         -----
Management fee                                             0.85

Distribution (12b-1) fee                                   0.25

Other expenses                                             0.70
                                                          -----
Total Annual Fund Operating Expenses                       1.80
                                                          =====
Expense Reimbursement(2)                                  (0.30)
                                                          =====
Net Expenses                                               1.50
                                                          =====

(1) Based on estimates for the Fund's first year of operations.

(2) Pursuant to a written agreement, the Fund's investment adviser reimburses the Fund's Investor Shares class to the extent that transfer agency, shareholder reporting and registration expenses exceed 0.25% of the Investor Shares' average daily net assets during the fiscal year. The agreement may not be terminated until September 30, 2002.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o Fund operating expenses remain the same for each period (except that the example reflects the expense reimbursement by Berger Financial Group LLC for the one-year period and the first year of the three-year period)

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions


Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                    $
-----                                 ----
One                                    153

Three                                  537


                                Berger Funds o June 14, 2002 Combined Prospectus

20

Berger                           Ticker Symbol                             BEBAX
Balanced Fund                    Fund Number                                 213

The Fund's Goals and Principal Investment Strategies

The Fund aims for capital appreciation and current income. In pursuing these goals, the Fund primarily invests in a diversified group of domestic equity and fixed-income securities.

The allocation between equity and fixed-income securities is based upon the investment manager's assessment of available investment opportunities and relevant market, economic and financial factors.

The Fund's investment manager generally looks for companies:

o  That have strong fundamentals and strong management

o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value

o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.

The Fund's equity investments consist primarily of common stocks of companies with mid-sized to large market capitalizations. The Fund's fixed-income investments are a variety of income-producing securities, such as short- to long-term corporate, U.S. government and government agency debt securities, convertible securities, preferred stocks and mortgage-backed securities. The investment manager believes its investment style emphasizing equity securities offers shareholders the opportunity for capital appreciation along with a reasonable level of capital preservation. Normally, equity securities are expected to range from 45% to 65% of the Fund's total assets. However, it is the Fund's policy to invest at least 25% of its total assets in fixed-income senior securities and at least 25% in equity securities. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's).

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment. The Fund may be riskier than other balanced funds that invest more heavily in fixed-income securities.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest, as well as market and call risks. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund's income distributions to you may be reduced or eliminated.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1998                                          34.38%

1999                                          44.58%

2000                                          -3.30%

2001                                         -11.77%

BEST QUARTER:  12/31/99                       22.59%

WORST QUARTER:  9/30/01                      -12.89%

Calendar year-to-date through 3/31/02:        -3.61%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Standard & Poor's 500 Index (S&P 500) and a 60/40 blend, respectively, of the Russell 1000 Growth Index and the Lehman Brothers U.S. Government/Credit Index. The Fund is adding the Russell 1000 Growth Index and the Lehman Brothers U.S. Government/Credit Index blend because of its correlation to the investment style of the Fund. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers U.S. Government/Credit Index is an unmanaged index, whose issuers include the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporations whose debt is guaranteed by the U.S. government and other corporations. While the Fund does not seek to match the returns of the indexes, they are good indicators of general stock and bond market performance. You may not invest in the indexes, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(2)

                                                         Life of the Fund
                                      1 Year           (September 30, 1997)
                                      ------           --------------------
The Fund                              -11.77%                 21.47%

S&P 500                               -11.88%                  6.02%

Russell 1000 Growth/
Lehman Brothers U.S. Govt./Credit      -8.71%                  5.78%

(2) Includes returns for the last quarter of 1997, which reflect a higher than normal level of trading activity undertaken to pursue equity opportunities available as the adviser was beginning to implement the Fund's long-term approach to equity management.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                   %
---------------------------------               -----
Management fee                                    .70

Distribution (12b-1) fee                          .25

Other expenses                                    .24
                                                 ----
Total Annual Fund Operating Expenses             1.19
                                                 ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                              $
-----                         ------
One                              121

Three                            378

Five                             654

Ten                            1,443


                                Berger Funds o June 14, 2002 Combined Prospectus

Investment Techniques,
Securities and
Associated Risks

BEFORE YOU INVEST. . .

in any of the Berger Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Funds are not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money by investing in the Funds.

The table on the following page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Berger Funds. A glossary follows. You may get more detailed information about the risks of investing in the Berger Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

     Y Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.

          ----------------------------------------------------------------------

     <    Yes, the security or technique is permitted by a Fund.
          [< denotes a hollow Y]

          ----------------------------------------------------------------------

     N    No, the security or technique is not permitted by a Fund.

          ----------------------------------------------------------------------

     F The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

          ----------------------------------------------------------------------

     5 Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.

          ----------------------------------------------------------------------

    25 Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

          ----------------------------------------------------------------------

   33.3 Use of a security or technique is permitted, but subject to a restriction of up to 33 1/3% of total assets.

          ----------------------------------------------------------------------

     [] Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets. [ [] denotes a hollow 5]

          ----------------------------------------------------------------------

 [][][] Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets. [ [][][] denotes a hollow 15]

          ----------------------------------------------------------------------


NOTES TO TABLE

(1) The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the adviser or sub-adviser considers to be below investment grade.

(2) The Berger Balanced Fund may invest only in mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgage-backed or asset-backed securities that are rated AA/Aa (S&P/Moody's) or above.

(3) The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

RISK AND INVESTMENT TABLE

                                                                        Berger         Berger          Berger         Berger
                                                          Berger       Large Cap       Mid Cap     Small Company    Information
                                                       Growth Fund    Growth Fund    Growth Fund    Growth Fund   Technology Fund
                                                       -----------    -----------    -----------   -------------  ---------------
Diversification                                             F              F              F              F               F
---------------------------------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                      Y                             Y              Y
Market, liquidity and information risk                                     <                                             <
---------------------------------------------------------------------------------------------------------------------------------
Foreign securities
Market, currency, transaction,
liquidity, information,
economic and political risk                                 <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Sector focus                                                Y                             Y              Y               Y
Market and liquidity risk                                                  <
---------------------------------------------------------------------------------------------------------------------------------
Convertible securities(1)
Market, interest rate, prepayment and credit risk           <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)
Interest rate, market, call and credit risk                 <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Companies with limited operating histories                 5F             5F
Market, liquidity and information risk                                                    <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                     [][][]         [][][]         [][][]         [][][]          [][][]
Market, liquidity and transaction risk
---------------------------------------------------------------------------------------------------------------------------------
Special situations
Market and information risk                                 <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)
Market, liquidity and information risk                      <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(2)              N              N              N              N               N
Interest rate, prepayment, extension, market
and credit risk
---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive measures
Opportunity risk                                            <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                               NF             NF           33.3           33.3            33.3
Credit risk
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                                                  5F             5F            25F            25F             25F
Leverage risk
---------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(3)
Hedging, correlation, opportunity and leverage risk        []             []             []             []              []
---------------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(3)
Hedging, credit, correlation,
opportunity and leverage risk                               <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Options(3) (exchange-traded and over-the-counter)
Hedging, credit, correlation and leverage risk             []             []             []             []              []
---------------------------------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(3)                  25             25             25             25              25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
---------------------------------------------------------------------------------------------------------------------------------
                                                         Berger      Berger         Berger       Berger
                                                       Large Cap     Mid Cap       Small Cap    Balanced
                                                       Value Fund   Value Fund   Value Fund II    Fund
                                                       ----------   ----------   -------------  --------
Diversification                                            F             F             F            F
--------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                                   Y             Y
Market, liquidity and information risk                     <                                        <
--------------------------------------------------------------------------------------------------------
Foreign securities                                                                     <
Market, currency, transaction,
liquidity, information,
economic and political risk                                <             <                          <
--------------------------------------------------------------------------------------------------------
Sector focus                                               Y             Y             Y
Market and liquidity risk                                                                           <
--------------------------------------------------------------------------------------------------------
Convertible securities(1)                                                              <
Market, interest rate, prepayment and credit risk          <             <                          <
--------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                                                <            Y
Interest rate, market, call and credit risk                <             <
--------------------------------------------------------------------------------------------------------
Companies with limited operating histories                                             <
Market, liquidity and information risk                     <             <                          <
--------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                       [][][]        [][][]        [][][]       [][][]
Market, liquidity and transaction risk
--------------------------------------------------------------------------------------------------------
Special situations                                         Y             Y             Y
Market and information risk                                                                         <
--------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                                        <
Market, liquidity and information risk                     <             <                          <
--------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(2)             N             N             N
Interest rate, prepayment, extension, market
and credit risk                                                                                     <
--------------------------------------------------------------------------------------------------------
Temporary defensive measures                                                           <
Opportunity risk                                           <             <                          <
--------------------------------------------------------------------------------------------------------
Lending portfolio securities                            33.3          33.3          33.3         33.3
Credit risk
--------------------------------------------------------------------------------------------------------
Borrowing                                                25F           25F           25F          25F
Leverage risk
--------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(3)                                      []                          []
Hedging, correlation, opportunity and leverage risk                     []                         []
--------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(3)                                                  <
Hedging, credit, correlation,
opportunity and leverage risk                              <             <                          <
--------------------------------------------------------------------------------------------------------
Options(3) (exchange-traded and over-the-counter)         []                          []
Hedging, credit, correlation and leverage risk                          []                        []
--------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(3)                 25            25            25           25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
--------------------------------------------------------------------------------------------------------


                                Berger Funds o June 14, 2002 Combined Prospectus

24

Risk and Investment
Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Berger Funds are diversified funds, except the Berger Select Fund.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively affect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Funds' holdings.

EXTENSION RISK is the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages or other debts. As a result, the principal on mortgage-backed or asset-backed securities may be paid later than expected, which could cause the value of the securities to go down.

FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price.

FOREIGN SECURITIES are issued by companies located outside the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.

HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Funds lend securities only on a fully collateralized basis.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

MORTGAGE-BACKED SECURITIES are securities that represent interests in "pools" of mortgages or that are backed by mortgages where the interest and principal payments on the mortgages are "passed-through" to the security holder. Mortgage-backed securities may be issued or guaranteed by the U.S. Government. They may also be privately issued and backed by U.S. Government guaranteed securities or by private arrangements to make them more secure. ASSET-BACKED SECURITIES are similar, except backed by assets such as car loans or credit card receivables rather than mortgages.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date at a fixed price. Options on securities indexes are similar but settle in cash.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with Funds whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in a Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in a Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Funds will not concentrate 25% or more of their total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES Although the Funds reserve the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name.

TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Funds' primary custodian.

WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").



                                Berger Funds o June 14, 2002 Combined Prospectus

26

How to Contact Us

ONLINE

You can access bergerfunds.com to obtain information about Berger Funds and to perform maintenance and transactions on your account including:

o  Opening new accounts

o  Purchasing, exchanging and selling shares

o  Reviewing Fund information and performance

o  Changing your address

o  Viewing electronic financial reports, prospectuses and statements

o  Downloading applications and account servicing forms

QUICK ACCESS

You can obtain Fund prices and purchase, exchange, and sell shares using our automated phone system (voice activated or touch tone).

o  1-800-551-5849, Option 1.


BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o  1-800-551-5849

BY MAIL

Send new account applications and written correspondence to:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

Send overnight, certified or registered mail to:

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

Send purchases for existing accounts to:

Berger Funds
P. O. Box 219529
Kansas City, MO 64121-9529

In Person

If you are in the Denver area, please visit our Investor Center.

Cherry Creek Shopping Center
3000 E. 1st Avenue, 1st Level
Denver, Colorado 80206


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

To Open an Account or
Purchase Shares

Minimum Initial Investments*
----------------------------
Regular investment                            $2,500

Low Minimum Investment Plan                   $   50

IRA                                           $  500

Minimum Subsequent Investments*
-------------------------------
Regular investment                            $   50

Regular systematic investment                 $   50

Low Minimum Investment Plan                   $   50
   (required monthly systematic investments)

*These minimums must be met in each individual Fund account in which you invest.

BY ONLINE ACCESS

o  You may open most types of accounts online at bergerfunds.com.

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.

BY MAIL

o If you are opening a new account, complete and sign the appropriate application and make your check payable to Berger Funds for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.

BY TELEPHONE

o  Quick Access

   Investors who establish electronic transfer privileges may make additional purchases through our automated phone system.

o  Investor Service Representative

   To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative.

   You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account.

   Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

o The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but prefer a dollar cost averaging approach rather than a higher lump sum initial investment. Systematic monthly investments must be made until the value of each Fund account opened under the Plan meets the required minimum (refer to the "Account Minimums" section of this Prospectus).

o You may also buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck invested directly into your account.

Important notes about purchasing shares:

o  The Funds are only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.

o Your check must be made payable to Berger Funds and must be made in U.S. dollars drawn on U.S. banks.

o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com, call Quick Access or call an Investor Service Representative.


o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled.

o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.


                                Berger Funds o June 14, 2002 Combined Prospectus

28

Exchanging Shares

BY ONLINE ACCESS

o Investors are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call Quick Access or an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

Important notes about exchanging shares:

Shares of the Funds described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger Financial Group LLC. Berger Financial Group LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.

When exchanging shares:

o Each account must be registered identically - have the same ownership and addresses.

o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for obtaining and reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account.

o The Berger Information Technology Fund will deduct a 1% exchange fee from your exchange proceeds if you exchange out shares of that Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Selling (Redeeming)
Shares

BY ONLINE ACCESS

o Investors with non-retirement accounts are automatically eligible to sell shares at bergerfunds.com.

BY MAIL

o To sell all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/Special Documentation" section of this Prospectus.

BY TELEPHONE

o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Quick Access or an Investor Service Representative.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

o A systematic withdrawal plan may be established if you own shares in the Fund worth at least $5,000.

Important notes about redeeming shares:

o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.

o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer. Your bank may charge an additional fee to receive the wire transfer. A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.

o Please see the Signature Guarantees/Special Document-ation section for signature guarantee requirements.

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

o The Berger Information Technology Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem shares of that Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have bought shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.

Signature Guarantees/Special Documentation

The Funds use Signature Guarantees to protect you and the Funds from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if:

o  Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).

o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o  You want to change the bank on file for redemption privileges.

o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.

o You declined telephone or online options on your new account application and wish to add them at a later time.

o  You wish to add or remove owners on your account.

Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.


                                Berger Funds o June 14, 2002 Combined Prospectus

30

Information About
Your Account

Excessive Trading

The Funds do not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall Fund performance. The Funds reserve the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Funds' opinion, engages in trading that may be disruptive to the Funds, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

Online and Telephone Considerations

All new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com and Quick Access may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information. You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.

The Funds and their service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or Quick Access, or submit requests in writing.

Your Share Price

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding. For Funds offering more than one class of shares, share price is calculated separately for each class.

Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the Exchange on that day.

Generally, payment for redeemed shares will be sent within seven days after receipt of the redemption request in good order. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements. You may sign up to receive your statements electronically at bergerfunds.com.



Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

SHAREHOLDER REPORTS

To reduce expenses, a Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative. Your request to receive additional copies will take effect within 30 days. A fund will continue to send only one copy of these documents unless you withdraw your consent.

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Funds.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Funds through those companies. A Fund's adviser or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

Privacy Notice

To service your account, each Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Funds do not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Funds recognize the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure e-mails that we send you via the internet. Berger Funds' privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUNDS

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate or modify the exchange privilege at any time; (5) to not cancel a transaction once it has been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Funds; (8) to reject any trade not in good order; (9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and (11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.


                                Berger Funds o June 14, 2002 Combined Prospectus

32

Information About
Your Account
(continued)

ACCOUNT MINIMUMS

The Funds may charge a $10 annual fee to all accounts (except IRA and UGMA/UTMA accounts) with balances that are under the account minimums as follows:

o Regular investment accounts with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established before October 1, 2001 with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established on or after October 1, 2001 with a balance of less than $2,500 that are not making systematic monthly investments.

The annual fee is normally assessed in December and is designed to help offset the proportionately higher costs of maintaining accounts with lower balances. This fee will apply to accounts that have been over the stated minimum at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

Shares in accounts that do not meet the minimum balance requirements applicable to them as described may also be subject to involuntary redemption by the Funds.

REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS

To reduce their expenses, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in your account if your balance drops below $2,000 - but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before a Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.

Distributions and Taxes

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Funds generally make two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. Each Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Funds will distribute their investment income annually, normally in December.

The Funds reserve the right to reinvest into your account undeliverable or uncashed distribution checks that remain outstanding for six months, or dividends or distributions of less than $10. The distribution amount will be reinvested in shares of the applicable Fund at the share price next computed after the check is canceled.

BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend." Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, funds may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.

YOUR TAXES

You generally will owe tax on amounts distributed to you by the Funds in any non-retirement account whether you reinvest them in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by a Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

Distributions made by the Funds to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Berger Balanced Fund normally will also distribute net investment income, which is taxed as ordinary income. The other Berger Funds generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

ADDITIONAL TAX INFORMATION

You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Tax-Sheltered Retirement Plans

The Funds offer several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA, Coverdell Education Savings Account (formerly the Education IRA account) or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at 1-800-259-2820.


                                Berger Funds o June 14, 2002 Combined Prospectus

34

Organization of the
Berger Funds Family

Investment Managers

The following companies provide investment management and administrative services to the Funds. The advisory fees paid for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.

Berger Financial Group LLC (BFG) (formerly Berger LLC) (210 University Blvd., Denver, CO 80206) serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974. When acting as investment adviser, BFG is responsible for managing the investment operations of the Funds. BFG also provides administrative services to the Funds.

Bay Isle Financial LLC (Bay Isle) (475 14th Street, Suite 550, Oakland, CA 94612), serves as investment adviser or sub-adviser to mutual funds, institutional investors and individual separate accounts. As sub-adviser, Bay Isle provides day-to-day management of the investment operations of the Berger Information Technology Fund, Berger Large Cap Value Fund, and Berger Small Cap Value Fund II. Bay Isle presently uses a team approach in which no one person of the investment team is primarily responsible for the selection of a Fund's portfolio securities. The Bay Isle investment team that manages the Berger Large Cap Value Fund also comprises the BFG investment team that manages the Berger Balanced Fund. Bay Isle has been managing value accounts since 1987.

Perkins, Wolf, McDonnell & Company (PWM) (310 So. Michigan Avenue, Suite 2600, Chicago, IL 60604) has been in the investment management business since 1984 and provides day-to-day management of the investment operations as sub-adviser of the Berger Mid Cap Value Fund.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds



                     Advisory Fee
                     Paid by the Fund
Fund                 or Portfolio        The Fund's Investment Manager
----                 ----------------    -----------------------------
Berger Growth        0.71% paid to       Jay W. Tracey, CFA, Executive Vice President and Chief Investment
Fund                 BFG                 Officer of BFG, assumed management of the Fund in August 2000. Mr.
                                         Tracey joined BFG in June 2000. From November 1995 to May 2000, he was
                                         Vice President and Portfolio Manager of Oppenheimer Funds where he managed emerging growth funds. Mr. Tracey has more than 25 years experience in the investment management industry.
----------------------------------------------------------------------------------------------------------------
Berger Large Cap     0.75% paid to       Steven L. Fossel, CFA, Vice President of BFG, has been the portfolio
Growth Fund          BFG                 manager of the Large Cap Growth Fund since August 2000. Mr. Fossel assumed sole portfolio management of the Fund in December 2001. Mr.
                                         Fossel managed the Fund on an interim basis from August 2000 to January
                                         2001, and as a team portfolio manager with Jay W. Tracey from January to December 2001. Mr. Fossel joined BFG in March 1998 as a Senior
                                         Equity Analyst. Previously, Mr. Fossel was Vice President (from January
                                         1996 to February 1998) and an equity analyst (from August 1992 to
                                         January 1996) with Salomon Brothers Asset Management and assistant portfolio manager of the Salomon Total Return Fund from January 1997 to
                                         February 1998. Mr. Fossel has more than 10 years of experience in the investment management industry."
----------------------------------------------------------------------------------------------------------------
Berger Mid Cap       0.75% paid to       Jay W. Tracey, CFA (see Berger Growth Fund) and Paul A. LaRocco, CFA
Growth Fund          BFG                 (see Berger Small Company Growth Fund) were appointed team portfolio managers of the Berger Mid Cap Growth Fund in December 2001.
----------------------------------------------------------------------------------------------------------------
Berger Small         0.82% paid to       Paul A. LaRocco, CFA, Vice President of BFG, assumed management of the
Company Growth       BFG                 Fund in January 2001 when he joined BFG. Prior to joining BFG, Mr.
Fund                                     LaRocco co-managed small and mid-cap funds for Montgomery Asset
                                         Management from-January 2000 to December 2000. From March 1998 to
                                         December 1999, he was a Senior Portfolio Manager for small and mid-cap growth funds at Founders Asset Management and from 1993 to March 1998, he was a Portfolio Manager for small and mid-cap funds with Oppenheimer
                                         Funds. Mr. LaRocco has more than 11 years of experience in the investment management industry.
----------------------------------------------------------------------------------------------------------------
Berger Information   0.85% paid to       An investment team at Bay Isle has managed the Fund since its inception
Technology Fund      BFG                 in April 1997.
----------------------------------------------------------------------------------------------------------------
Berger Large Cap     0.75% paid to       An investment team at Bay Isle has managed the Fund since its inception
Value Fund(1)        BFG                 in September 2001.
----------------------------------------------------------------------------------------------------------------
Berger Mid Cap       0.75% paid to       Thomas M. Perkins has been the lead investment manager for the Berger
Value Fund           BFG                 Mid Cap Value Fund since its inception in August 1998. Thomas Perkins has been an investment manager since 1974 and joined Perkins, Wolf,
                                         McDonnell & Company as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for
                                         Alliance Capital from 1984 to June 1998. As lead manager, Thomas
                                         Perkins is responsible for the daily decisions of the Fund's security selection. Robert H. Perkins has served as investment manager of the
                                         Berger Mid Cap Value Fund since its inception in August 1998, and as investment manager of the Berger Small Cap Value Fund since its inception in 1985. Robert Perkins has been an investment manager since
                                         1970 and serves as President and a director of PWM. Jeffrey Kautz, CFA, has been an investment manager for the Berger Mid Cap Value Fund since
                                         January 2002. Jeff Kautz has served as a research analyst for the value products of PWM since October 1997. Previously, Jeff worked as a market maker for the G.V.R. Company from 1995 to October 1997.
----------------------------------------------------------------------------------------------------------------
Berger Small Cap     0.85% paid to       An investment team at Bay Isle has managed the Fund since its inception
Value Fund II(2)     BFG                 in March 2002.
----------------------------------------------------------------------------------------------------------------
Berger Balanced      0.70% paid to       BFG has been the investment manager for the Fund since its inception in
Fund                 BFG                 June 2000. BFG has managed the Fund using a team approach since June
                                         2002. No one person of the investment team is primarily responsible for the selection of the Fund's portfolio securities.
----------------------------------------------------------------------------------------------------------------

(1) The investment advisory fee charged to the Berger Large Cap Value Fund is:
0.75% of the first $500 million of average daily net assets; 0.70% of the next $500 million and 0.65% in excess of $1 billion.

(2) The investment advisory fee charged to the Berger Small Cap Value Fund II is: 0.85% of the first $500 million of average daily net assets; 0.80% of the next $500 million and 0.75% in excess of $1 billion.


                                Berger Funds o June 14, 2002 Combined Prospectus

36

Organization of the
Berger Funds Family
(continued)

PORTFOLIO TURNOVER

Portfolio changes are made whenever a Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Funds and in higher net taxable gains for you as an investor. Each Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Berger Funds Family."

12b-1 Arrangements

You pay no sales charge or commissions when you buy or sell Fund shares. However, each Fund has adopted a 12b-1 plan permitting it to pay a fee in connection with distribution of its shares. Berger Financial Group LLC is entitled to be paid a fee under each plan of 0.25% of each Fund's average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

Special Fund Structures

MULTI-CLASS

The Berger Small Company Growth Fund, the Berger Information Technology Fund, the Berger Large Cap Value Fund, and the Berger Mid Cap Value Fund each currently have two classes of shares. The Berger Small Cap Value Fund II currently has three classes of shares. The Investor Shares are offered through this prospectus and are available to the general public. The Institutional Shares are offered through a separate prospectus and are designed for investors who maintain a minimum account balance of $250,000. The Service Shares (for Berger Small Cap Value Fund II only) are offered through a separate prospectus and are available through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plans adopted by these Funds apply to the Investor Shares and the Service Shares (for Berger Small Cap Value Fund II only). For more information on Institutional Shares, please call 1-800-259-2820. For more information on Service Shares, please call 1-800-333-1001.

For more information on the multi-class fund structure, see the SAI.


Berger Funds o June 14, 2002 Combined Prospectus

                                                            Financial Highlights

Financial Highlights
for the Berger Funds
Family

The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Except as otherwise noted, PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request.

Berger Growth Fund
For a Share Outstanding Throughout the Period

                                                                                Years Ended September 30,
                                                          2001             2000           1999             1998          1997(1)
                                                       -----------      -----------    -----------      -----------    -----------
Net asset value, beginning of period                   $     20.87      $     15.56    $     11.99      $     21.51    $     19.64
                                                       -----------      -----------    -----------      -----------    -----------
From investment operations

  Net investment loss                                        (0.00)(2)           --          (0.00)(2)           --          (0.09)

  Net realized and unrealized gains (losses)
   from investments and foreign currency transactions       (11.22)            8.89           4.55            (2.57)          4.73
                                                       -----------      -----------    -----------      -----------    -----------
Total from investment operations                            (11.22)            8.89           4.55            (2.57)          4.64
                                                       -----------      -----------    -----------      -----------    -----------
Less dividends and distributions
  Distributions (from capital gains)                            --            (3.58)         (0.98)           (6.95)         (2.77)

  Distributions (in excess of capital gains)                 (2.70)              --             --               --             --
                                                       -----------      -----------    -----------      -----------    -----------
Total dividends and distributions                            (2.70)           (3.58)         (0.98)           (6.95)         (2.77)
                                                       -----------      -----------    -----------      -----------    -----------
Net asset value, end of period                         $      6.95      $     20.87    $     15.56      $     11.99    $     21.51
                                                       -----------      -----------    -----------      -----------    -----------
Total Return                                                (59.38)%          60.93%         38.96%          (16.08)%        26.50%
                                                       -----------      -----------    -----------      -----------    -----------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)             $   722,977      $ 1,947,772    $ 1,333,794      $ 1,286,828    $ 1,889,048

  Expense ratio to average net assets                         1.26%            1.13%          1.36%            1.38%          1.41%

  Ratio of net investment loss to average net assets         (0.77)%          (0.87)%        (0.38)%          (0.38)%        (0.40)%

  Portfolio turnover rate                                      131%              70%           274%             280%           200%

(1) Per share calculations for the period were based on average shares outstanding.

(2)  Amount represents less than $0.01 per share.



                                Berger Funds o June 14, 2002 Combined Prospectus

38

Financial Highlights
for the Berger Funds
Family (continued)

Berger Large Cap Growth Fund
For a Share Outstanding Throughout the Period


                                                                                    Years Ended September 30,
                                                             2001(3)          2000          1999            1998            1997
                                                            ---------      ---------      ---------       ---------      ---------
Net asset value, beginning of period                        $   21.41      $   15.32      $   13.60       $   16.72      $   14.06
                                                            ---------      ---------      ---------       ---------      ---------

From investment operations
  Net investment income (loss)                                  (0.00)(1)         --          (0.00)(1)        0.04           0.14

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions                (9.49)          8.27           4.53           (0.30)          4.28
                                                            ---------      ---------      ---------       ---------      ---------
Total from investment operations                                (9.49)          8.27           4.53           (0.26)          4.42
                                                            ---------      ---------      ---------       ---------      ---------

Less dividends and distributions
  Dividends (from net investment income)                           --             --             --           (0.03)         (0.13)

  Dividends (in excess of net investment income)                   --             --          (0.01)          (0.01)            --

  Distributions (from capital gains)                            (0.56)         (2.18)         (2.80)          (2.82)         (1.63)

  Distributions (in excess of capital gains)                    (1.63)            --             --              --             --
                                                            ---------      ---------      ---------       ---------      ---------
Total dividends and distributions                               (2.19)         (2.18)         (2.81)          (2.86)         (1.76)
                                                            ---------      ---------      ---------       ---------      ---------
Net asset value, end of period                              $    9.73      $   21.41      $   15.32       $   13.60      $   16.72
                                                            ---------      ---------      ---------       ---------      ---------
Total Return                                                   (47.79)%        56.09%         38.67%          (1.60)%        34.56%
                                                            ---------      ---------      ---------       ---------      ---------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)                  $ 318,504      $ 725,272      $ 379,356       $ 301,330      $ 357,023

  Expense ratio to average net assets                            1.25%          1.18%          1.35%           1.44%          1.51%

  Ratio of net investment income (loss) to average net
    assets                                                      (0.00)%        (0.17)%        (0.22)%          0.25%          0.87%

  Portfolio turnover rate                                          70%            74%           173%            417%(2)        173%

(1)  Amount represents less than $0.01 per share.

(2) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(3) Effective January 29, 2001, the directors approved a change in the name and non-fundamental investment strategies of the Fund.

Berger Mid Cap Growth Fund
For a Share Outstanding Throughout the Period

                                                                                                                   Period from
                                                                 Years Ended September 30,                December 31, 1997(1)
                                                          2001              2000            1999         to September 30, 1998
                                                        ---------         ---------       ---------      ---------------------
Net asset value, beginning of period                    $   41.27         $   21.82       $   10.93            $   10.00
                                                        ---------         ---------       ---------            ---------
From investment operations
  Net investment income (loss)                              (0.00)(5)            --           (0.00)(5)               --

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions           (25.80)            20.75           11.10                 0.93
                                                        ---------         ---------       ---------            ---------
Total from investment operations                           (25.80)            20.75           11.10                 0.93
                                                        ---------         ---------       ---------            ---------
Less dividends and distributions
  Distributions (from capital gains)                           --             (1.30)          (0.21)                  --

  Distributions (in excess of capital gains)                (4.71)               --              --                   --
                                                        ---------         ---------       ---------            ---------
Total dividends and distributions                           (4.71)            (1.30)          (0.21)                  --
                                                        ---------         ---------       ---------            ---------
Net asset value, end of period                          $   10.76         $   41.27       $   21.82            $   10.93
                                                        ---------         ---------       ---------            ---------
Total Return(2)                                            (68.35)%           95.98%         102.76%                9.30%
                                                        ---------         ---------       ---------            ---------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)              $  30,418         $ 122,564       $  25,550            $   4,283

  Net expense ratio to average net assets(3)                 1.50%             1.28%           1.78%                2.00%(4)

  Ratio of net investment loss to average net assets        (1.15)%           (0.84)%         (1.03)%              (0.82)%(4)

  Gross expense ratio to average net assets                  1.50%             1.28%           1.78%                2.46%(4)

  Portfolio turnover rate(2)                                  216%              150%            178%                 262%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.


Berger Funds o June 14, 2002 Combined Prospectus

                                                            Financial Highlights

Berger Small Company Growth Fund - Investor Shares
For a Share Outstanding Throughout the Period


                                                                                 Years Ended September 30,
                                                         2001             2000              1999             1998           1997
                                                       ---------      -----------       -----------      -----------    ---------
Net asset value, beginning of period                   $    7.43      $      4.86       $      3.61      $      5.33    $    4.74
                                                       ---------      -----------       -----------      -----------    ---------
From investment operations
  Net investment income (loss)                             (0.00)(1)        (0.00)(1)         (0.00)(1)           --        (0.05)

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions           (3.93)            3.85              1.95            (1.24)        0.84
                                                       ---------      -----------       -----------      -----------    ---------
Total from investment operations                           (3.93)            3.85              1.95            (1.24)        0.79
                                                       ---------      -----------       -----------      -----------    ---------
Less dividends and distributions
  Distributions (from capital gains)                          --            (1.28)            (0.70)           (0.48)       (0.20)

  Distributions (in excess of capital gains)               (1.04)              --                --               --           --
                                                       ---------      -----------       -----------      -----------    ---------
Total dividends and distributions                          (1.04)           (1.28)            (0.70)           (0.48)       (0.20)
                                                       ---------      -----------       -----------      -----------    ---------
Net asset value, end of period                         $    2.46      $      7.43       $      4.86      $      3.61    $    5.33
                                                       ---------      -----------       -----------      -----------    ---------
Total Return                                              (59.36)%          84.27%            62.78%          (24.70)%      17.68%
                                                       ---------      -----------       -----------      -----------    ---------
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)              $ 586,070      $ 1,468,541       $   675,637      $   561,741    $ 902,685

 Net expense ratio to average net assets(2)                 1.32%            1.27%             1.60%            1.48%        1.67%

 Ratio of net investment loss to average net assets        (0.88)%          (0.83)%           (1.21)%          (1.01)%      (1.09)%

 Gross expense ratio to average net assets                  1.32%            1.27%             1.60%            1.59%        1.67%

 Portfolio turnover rate                                     147%              92%              128%              97%         111%

(1) Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

Berger Information Technology Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                                                                                  Period from
                                                        Years Ended September 30,             July 2, 1999(1)
                                                         2001(2)          2000(2)    to September 30, 1999(2)
                                                        --------         --------    ------------------------
Net asset value, beginning of period                    $  17.59         $   8.21                    $   7.64
                                                        --------         --------                    --------
From investment operations
  Net investment income (loss)                             (0.13)(8)        (0.00)(5)                   (0.00)(5)

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions          (12.47)(8)         9.43                        0.57
                                                        --------         --------                    --------
Total from investment operations                          (12.60)            9.43                        0.57
                                                        --------         --------                    --------
Less dividends and distributions
  Distributions (from capital gains)                          --            (0.05)                         --
                                                        --------         --------                    --------
Total dividends and distributions                             --            (0.05)                         --
                                                        --------         --------                    --------
Net asset value, end of period                          $   4.99         $  17.59                    $   8.21
                                                        --------         --------                    --------
Total Return(6),(7)                                       (71.64)%         114.97%                       7.46%
                                                        --------         --------                    --------
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)               $ 23,764         $ 72,173                    $  4,811

 Net expense ratio to average net assets(3)                 1.75%            1.63%                       1.83%(4)

 Ratio of net investment loss to average net assets        (1.32)%          (1.36)%                     (1.58)%(4)

 Gross expense ratio to average net assets                  1.75%            1.63%                       2.16%(4)

 Portfolio turnover rate(6)                                   80%              38%                         31%

(1)  Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.


                                Berger Funds o June 14, 2002 Combined Prospectus

40

Financial Highlights
for the Berger Funds
Family (continued)

Berger Information Technology Fund
Supplemental Financial Highlights
For a Share Outstanding Throughout the Period

The following financial highlights are for the Fund for periods ending February 28, 1998 and 1999, and for the period from March 1, 1999 to July 1, 1999, prior to the Fund's reorganization. Prior to the Fund's reorganization on July 2, 1999, the Fund was known as the InformationTech 100(R) Fund. At the time of the reorganization, the Fund adopted share classes and first began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table. Unless otherwise noted, this information was audited by the Fund's prior independent accountants. Their report appears in the 1999 Annual Report to Shareholders of the InformationTech 100(R) Fund and is available from the Fund without charge upon request. The information for the period March 1, 1999 to July 1, 1999 is unaudited.

                                                              Period from
                                                            March 1, 1999                                          Period from
                                                       to July 1, 1999(2)               Year Ended            April 8, 1997(1)
                                                              (Unaudited)     February 28, 1999(2)     to February 28, 1998(2)
                                                       ------------------     --------------------     -----------------------
Net asset value, beginning of period                           $     6.34               $     4.31                  $     2.86
                                                               ----------               ----------                  ----------
From investment operations
  Net investment loss                                               (0.03)                   (0.04)                      (0.01)

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions                     1.43                     2.07                        1.46
                                                               ----------               ----------                  ----------
Total from investment operations                                     1.40                     2.03                        1.45
                                                               ----------               ----------                  ----------
Less dividends and distributions
     Distributions (from capital gains)                             (0.10)                      --                          --
                                                               ----------               ----------                  ----------
Total dividends and distributions                                   (0.10)                      --                          --
                                                               ----------               ----------                  ----------
Net asset value, end of period                                 $     7.64               $     6.34                  $     4.31
                                                               ----------               ----------                  ----------
Total Return(5)                                                     20.54%                   47.13%                      50.75%
                                                               ----------               ----------                  ----------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)                     $   18,101               $   12,446                  $    2,674

  Net expense ratio to average net assets(3)                         1.48%(4)                 1.50%                       1.50%(4)

  Ratio of net income (loss) to average net assets                  (1.22)%(4)               (1.19)%                     (1.01)%(4)

  Gross expense ratio to average net assets                          2.03%(4)                 2.67%                      12.17%(4)

  Portfolio turnover rate(5)                                           11%                      35%                         33%

(1)  Commencement of investment operations for the Fund.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Not annualized.

Berger Funds o June 14, 2002 Combined Prospectus

                                                            Financial Highlights

Berger Mid Cap Value Fund - Investor Shares
For a Share Outstanding Throughout the Period


                                                                                                                 Period from
                                                                   Years Ended September 30,              August 12, 1998(1)
                                                             2001             2000           1999      to September 30, 1998
                                                           ---------       ---------       ---------   ---------------------
Net asset value, beginning of period                       $   14.43       $   12.17       $    9.33               $   10.00
                                                           ---------       ---------       ---------               ---------
From investment operations
 Net investment income                                          0.06            0.08            0.07                    0.03

 Net realized and unrealized gains (losses) from
  investments and foreign currency transactions                 1.27            3.46            2.83                   (0.70)
                                                           ---------       ---------       ---------               ---------
Total from investment operations                                1.33            3.54            2.90                   (0.67)
                                                           ---------       ---------       ---------               ---------
Less dividends and distributions
  Dividends (from net investment income)                       (0.10)          (0.04)          (0.06)                     --

  Distributions (from capital gains)                           (1.36)          (1.24)             --                      --
                                                           ---------       ---------       ---------               ---------
Total dividends and distributions                              (1.46)          (1.28)          (0.06)                     --
                                                           ---------       ---------       ---------               ---------
Net asset value, end of period                             $   14.30       $   14.43       $   12.17               $    9.33
                                                           ---------       ---------       ---------               ---------
Total Return(2)                                                 9.70%          31.11%          31.12%                  (6.70)%
                                                           ---------       ---------       ---------               ---------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                   $ 148,505       $  33,013       $  22,918               $  19,710
  Expense ratio to average net assets                           1.22%           1.59%           1.62%                   1.68%(3)
  Ratio of net investment income to average net assets          0.78%           0.72%           0.54%                   2.30%(3)
  Portfolio turnover rate(2)                                     116%            129%            154%                     25%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3)  Annualized.


                                Berger Funds o June 14, 2002 Combined Prospectus

42

Financial Highlights
for the Berger Funds
Family (continued)

Berger Balanced Fund
For a Share Outstanding Throughout the Period



                                                                              Years Ended September 30,
                                                             2001            2000                 1999           1998(1)
                                                           ---------       ---------            ---------       ---------
Net asset value, beginning of period                       $   19.38       $   16.62            $   13.28       $   10.00
                                                           ---------       ---------            ---------       ---------
From investment operations
  Net investment income                                         0.27            0.28                 0.23            0.22

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions               (4.89)           4.57                 4.69            5.17
                                                           ---------       ---------            ---------       ---------
Total from investment operations                               (4.62)           4.85                 4.92            5.39
                                                           ---------       ---------            ---------       ---------
Less dividends and distributions
  Dividends (from net investment income)                       (0.26)          (0.27)               (0.23)          (0.21)

  Distributions (from capital gains)                           (0.96)          (1.82)               (1.35)          (1.90)

  Distributions (in excess of capital gains)                   (1.04)             --                   --              --
                                                           ---------       ---------            ---------       ---------
Total dividends and distributions                              (2.26)          (2.09)               (1.58)          (2.11)
                                                           ---------       ---------            ---------       ---------
Net asset value, end of period                             $   12.50       $   19.38            $   16.62       $   13.28
                                                           ---------       ---------            ---------       ---------
Total Return                                                  (25.82)%         30.08%               39.41%          56.77%
                                                           ---------       ---------            ---------       ---------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)                 $  90,013       $ 176,798            $ 122,766       $  30,721

  Net expense ratio to average net assets(2)                    1.19%           1.14%                1.23%           1.50%

  Ratio of net investment income to average net assets          1.66%           1.48%                1.63%           1.81%

  Gross expense ratio to average net assets                     1.19%           1.14%                1.23%           1.57%

  Portfolio turnover rate                                         65%             82%                 227%            658%(3)

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.


Berger Funds o June 14, 2002 Combined Prospectus

FOR MORE INFORMATION:

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Funds by writing or calling the Funds at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 333-1001
bergerfunds.com

A downloadable file of the SAI and annual and semi-annual reports may also be obtained at bergerfunds.com. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at http://www.sec.gov.

You can also review and obtain copies of more information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Room, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NUMBERS:

Berger Investment Portfolio Trust 811-8046

o Berger Mid Cap Growth Fund

o Berger Small Company Growth Fund --

  Investor Shares

o Berger Information Technology Fund --

  Investor Shares

o Berger Large Cap Value Fund --

  Investor Shares

o Berger Mid Cap Value Fund --

  Investor Shares

o Berger Small Cap Value Fund II --

  Investor Shares

o Berger Balanced Fund


Berger Growth Fund, Inc.  811-1382

o Berger Growth Fund

Berger Large Cap Growth Fund, Inc.  811-1383

o Berger Large Cap Growth Fund



                                                                    COMPROS 6/02